Long-Lived Asset Impairment	12 Months Ended
Dec. 31, 2017
Asset Impairment Charges [Abstract]
Long-Lived Asset Impairment
Note 13. Long-Lived Asset Impairment

We review long-lived assets, including property, plant and equipment and identifiable intangibles that are being amortized, for impairment whenever events or changes in circumstances, including the removal of compressor units from our active fleet, indicate that the carrying amount of an asset may not be recoverable.

We regularly review the future deployment of our idle compression assets used in our contract operations segment for units that are not the type, configuration, condition, make or model that are cost efficient to maintain and operate. During the years ended December 31, 2017, 2016 and 2015, we determined that one idle compressor unit, 62 idle compressor units and 93 idle compressor units, respectively, would be retired from the active fleet. The retirement of these units from the active fleet triggered a review of these assets for impairment. As a result, we recorded asset impairments of $0.6 million, $12.7 million and $19.4 million during the years ended December 31, 2017, 2016 and 2015, respectively, to reduce the book value of each unit to its estimated fair value. The fair value of each unit was estimated based on either the expected net sale proceeds compared to other fleet units we sold and/or a review of other units offered for sale by third parties during that time or the estimated component value of the equipment on each compressor unit that we planned to use at that time.

In the fourth quarter of 2017, we classified certain assets within our product sales business that we expect to sell within the next twelve months as assets held for sale in our balance sheet. We also determined that certain other assets within our product sales business were assessed to have no future benefit to our ongoing operations. In conjunction with the planned disposition and assessment of certain other assets, we recorded an impairment of long-lived assets that totaled $5.1 million to write-down these assets to their approximate fair values.

During the year ended December 31, 2016, we evaluated other assets for impairment and recorded long-lived asset impairments of $1.7 million on these assets.

During the first quarter of 2015, we evaluated a long-term note receivable from the purchaser of our Canadian Operations for impairment. This review was triggered by an offer from the purchaser of our Canadian Operations to prepay the note receivable at a discount to its then current book value. The fair value of the note receivable as of March 31, 2015 was based on the amount offered by the purchaser of our Canadian Operations to prepay the note receivable. The difference between the book value of the note receivable at March 31, 2015 and its fair value resulted in the recording of an impairment of long-lived assets of $1.4 million. In April 2015, we accepted the offer to early settle this note receivable.